EXECUTION COPY
AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of July 8, 2014
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among GATX CORPORATION, a New York corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of April 30, 2013 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.19(a), of the Credit Agreement, the Borrower has requested that the Termination Date be extended by one year to April 30, 2019.
SECTION 1.Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)    The following new definitions are added in appropriate alphabetical order:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any comprehensive territorial Sanctions (currently Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or any Person in which such listed Person owns, directly or indirectly, a 50 percent or greater interest, or (b) any Person permanently located, organized or resident in a Sanctioned Country.
(b)    Section 4.01 is amended by adding to the end thereof a new subsection (m), to read as follows:

(m)    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and (when acting in their respective capacities as such) their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions and, to the knowledge of the Borrower, the Borrower and its Subsidiaries are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Borrower, any Subsidiary or any of their respective directors or officers, or, to the knowledge of the Borrower, any of their respective employees or any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is, or is controlled by, a Sanctioned Person.
(c)    Section 5.01(g) is amended by adding to the end thereof a new sentence to read as follows:
The Borrower will maintain in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and (when acting in their respective capacities as such) their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
(d)    Section 5.02 is amended by adding to the end thereof a new subsection  (e), to read as follows:
(e)    Use of Proceeds. Neither the Borrower nor any of its Subsidiaries shall use the proceeds of any Borrowing or Letter of Credit in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws. Neither the Borrower nor any of its Subsidiaries shall use the proceeds of any Borrowing or Letter of Credit for the purpose of financing any activities, business or transaction of or with any Sanctioned Person or a Person known by the Borrower to be controlled by a Sanctioned Person, or in any Sanctioned Country, except where such activities, business or transaction could be conducted legally by a U.S. Person
SECTION 2.Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring April 30, 2019. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

SECTION 3.Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature pages. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 4.Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:
(a)    the representations and warranties made by the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects with same effect as if made on and as of the date hereof, except to the extent such representation or warranty related to a specific earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date; and
(b)    no event has occurred and is continuing that constitutes a Default.

SECTION 5.Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
SECTION 6.Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 7.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GATX CORPORATION

By	/s/ Eric D. Harkness
Name: Eric D. Harkness
Title: VP, Treasurer & Chief Risk Officer

CITIBANK, N.A., as Agent

By	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the forgoing Amendment:

CITIBANK, N.A.

By /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.

By /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Consent to the forgoing Amendment:

Bank of America, N.A.,

By /s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: Director

Consent to the Extension Request:

Bank of America, N.A.,

By /s/ Irene Bertozzi Bartenstein
Name: Irene Bertozzi Bartenstein
Title: Director

Consent to the forgoing Amendment:

PNC BANK, NATIONAL ASSOCIATION

By /s/ W.J. Bowne
Name: W.J. Bowne
Title: Senior Vice President

Consent to the Extension Request:

PNC BANK, NATIONAL ASSOCIATION

By /s/ W.J. Bowne
Name: W.J. Bowne
Title: Senior Vice President

Consent to the forgoing Amendment:

U.S. Bank National Association

By /s/ Kathleen D. Schurr
Name: Kathleen D. Schurr
Title: Vice President

Consent to the Extension Request:

U.S. Bank National Association

By /s/ Kathleen D. Schurr
Name: Kathleen D. Schurr
Title: Vice President

Consent to the forgoing Amendment:

Bayerische Landesbank, New York Branch

By /s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

By /s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

Consent to the Extension Request:

Bayerische Landesbank, New York Branch

By /s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

By /s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A.

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

Morgan Stanley Bank, N.A

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

BMO Harris Bank N.A.

By /s/ Kenneth J. Kramer
Name: Kenneth J. Kramer
Title: Director

Consent to the Extension Request:

BMO Harris Bank N.A.

By /s/ Kenneth J. Kramer
Name: Kenneth J. Kramer
Title: Director

Consent to the forgoing Amendment:

KEYBANK NATIONAL ASSOCIATION

By /s/ Tad L. Stainbrook
Name: Tad L. Stainbrook
Title: Vice President

Consent to the Extension Request:

KEYBANK NATIONAL ASSOCIATION

By /s/ Tad L. Stainbrook
Name: Tad L. Stainbrook
Title: Vice President

Consent to the forgoing Amendment:

Mizuho Bank, Ltd.

By /s/ Makoto Samejima
Name: Makoto Samejima
Title: Deputy General Manager

Consent to the Extension Request:

Mizuho Bank, Ltd.

By /s/ Makoto Samejima
Name: Makoto Samejima
Title: Deputy General Manager

Consent to the forgoing Amendment:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By /s/ George Stoecklein
Name: George Stoecklein
Title: Director

Consent to the Extension Request:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By /s/ George Stoecklein
Name: George Stoecklein
Title: Director

Consent to the forgoing Amendment:

The Northern Trust Company

By /s/ Brittany Mondane
Name: Brittany Mondane
Title: Officer

Consent to the Extension Request:

The Northern Trust Company

By /s/ Brittany Mondane
Name: Brittany Mondane
Title: Officer

Consent to the forgoing Amendment:

WELLS FARGO BANK, N.A.

By /s/ Thiplada Siddiqui
Name: Thiplada Siddiqui
Title: Vice President

Consent to the Extension Request:

WELLS FARGO BANK, N.A.

By /s/ Thiplada Siddiqui
Name: Thiplada Siddiqui
Title: Vice President

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Consent to the Extension Request:

THE BANK OF NEW YORK MELLON

By /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President